John Hancock Funds II
Supplement dated March 30, 2012
to the Statement of Additional Information dated November 30, 2011
Effective immediately, the first paragraph of the section entitled “Organization of John Hancock Funds II” is amended and restated as follows:
JHF II was organized on June 28, 2005 as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts and is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of Global High Yield Fund, Multi Sector Bond Fund, Technical Opportunities Fund and Technical Opportunities Fund II are non-diversified series of JHF II and each of Currency Strategies Fund, Fundamental All Cap Core Fund, Fundamental Large Cap Core Fund and Fundamental Large Cap Value Fund are diversified series of John Hancock Funds II.
You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.